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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                        Date of report: December 17, 1998
                        (Date of earliest event reported)


                        ENSTAR INCOME PROGRAM IV-1, L.P.,
                          a Georgia limited partnership
             (Exact name of registrant as specified in its charter)




             Georgia                 Commission File:             58-1648322
  (State or other jurisdiction          0-15705               (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                      10900 Wilshire Boulevard, 15th Floor
                          Los Angeles, California 90024
          (Address of principal executive offices, including zip code)




                                 (310) 824-9990
                (Registrant's phone number, including area code)


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               Item 5.         Other Events

                       On December 3, 1998,  Smithtown  Bay, LLC  disseminated a
               letter offering to acquire up to 750 of the outstanding units of limited partnership interests in Enstar Income Program IV-1, L.P. (the "Registrant") for a price of $155 per Unit. This offer was made without the consent or involvement of the Registrant's
               Corporate General Partner. The Corporate General Partner has considered the offer, concluded that it is inadequate and, accordingly, recommended that limited partners not accept the offer. Pursuant to Rule 14e-2 promulgated under the Securities Exchange Act of 1934, as amended, this recommendation and the Corporate General Partner's bases therefor were conveyed to limited partners in a letter dated December 17, 1998 which is filed as an exhibit hereto and incorporated herein by this reference.

                       Forward-looking  statements  contained  or referred to in
               this report are made  pursuant to the safe harbor  provisions  of
               Section 21E of the Securities Exchange Act of 1934, as amended. Investors are cautioned that such forward-looking statements involve risks and uncertainties including, without limitation, the effects of legislative and regulatory changes; the potential of increased levels of competition for the Partnership; technological changes; the Partnership's dependence upon third-party programming; the absence of unitholder participation in the governance and management of the Partnership; the management fees payable to the Corporate General Partner; the exoneration and indemnification provisions contained in the Partnership agreement relating to the Corporate General Partner; other potential conflicts of interest involving the Corporate General Partner and its affiliate; and other risks detailed from time to time in the Partnership's Annual Report on Form 10-K and other periodic reports filed with the Commission.

               Item 7.        Financial Statements, Pro Forma
                              Financial Information and Exhibits

               (c)   Exhibits

                     5.1     Letter to Limited Partners dated December 17, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Enstar Income Program IV-1, L.P.
                              a Georgia limited partnership



Date:  December 17, 1998.           By: /s/ Michael K. Menerey
                                        --------------------------
                                        Michael K. Menerey
                                        Executive Vice President,
                                        Chief Financial Officer and
                                        Secretary

                                                                 Sequentially
                                                                   Numbered
          Exhibit                         Description                Page
          -------                         -----------                ----

            5.1                         Letter to Limited             5
                                          Partners dated
                                        December 17, 1998